                                                                      Exhibit 21

PREIT's Subsidiaries

         We conduct substantially all of our real estate ownership activities through PREIT Associates, L.P., a Delaware limited partnership, of which we are the sole general partner and 89.5% owner.

         PREIT Associates and/or its affiliates own an interest in the following partnerships:

                                                                                                  Aggregate
Names of Partnership                                         State of Organization            Percentage Owned*
--------------------                                         ---------------------            ----------------
Bailey Associates                                                     PA                             50%
Cambridge Apartments                                                  PA                             50
Countrywood Apartments Limited Partnership                            FL                             50
Eagles Nest Associates                                                FL                             100
Forestville Plaza Shopping Center Limited Partnership                 MD                             100
Fox Run Apartments                                                    PA                             50
Fox Run Del Associates                                                DE                             100
GP Stones Limited Partnership                                         FL                             100
Mall Corners Ltd.                                                     GA                             19
Mall Corner II, Ltd.                                                  GA                             11
Jacksonville Associates                                               FL                             100
Laurel Mall Associates                                                PA                             40
Lehigh Valley Associates                                              PA                             50
MC Associates                                                         FL                             100
New Regency Hilltop Associates, L.P.                                  VA                             100
Oxford Valley Road Associates                                         PA                             50
Palmer Park Mall Venture                                              PA                             50
PR Shenandoah Limited Partnership                                     FL                             100
PR 8000 Airport Highway, L.P.                                         PA                             100
PR 8000 National Highway, L.P.                                        PA                             100
Regency Associates                                                    NE                             50
Rio Grande Venture                                                    NJ                             60
ALRO Associates, L.P.                                                 DE                             50
PR Fox Run, L.P.                                                      PA                             100
PR Laurel Mall, L.P.                                                  PA                             100
PR New Garden L.P.                                                    PA                             100
PR Palmer Park, L.P.                                                  PA                             100
PR Rio Mall Limited Partnership                                       PA                             100
PR Springfield Associates, L.P.                                       PA                             100
PR Warrington, L.P.                                                   PA                             100
PR Will-O-Hill, L.P.                                                  PA                             100
Will-O-Hill Apartments                                                PA                             50
PRGL Paxton Limited Partnership                                       PA                             100
PRDB Springfield Limited Partnership                                  PA                             50
The Woods Associates                                                  PA                             100
PR Festival Limited Partnership                                       PA                             100
Roosevelt II Associates, L.P.                                         PA                     89-Capital Interest
                                                                                             99-Profits Interest
PR Northeast Limited Partnership                                      PA                             100
Roosevelt Associates, L.P.                                            PA                     89-Capital Interest
                                                                                             99-Profits Interest
PR Titus Limited Partnership                                          PA                             100
PR Turtle Run L.P.                                                    DE                             100
PR Eagles Nest L.P.                                                   DE                             100
Red Rose Commons Associates, L.P.                                     PA                             50
PR Palmer Park, L.P.                                                  PA                             100
Tupelo Mall                                                           AL                            50(1)
VLRC Associates                                                       GA                           87.5(1)
W.G. Holdings, L.P.                                                   PA                            0.01

* By PREIT Associates, we own approximately 89.5% of PREIT Associates.

(1) By us, not PREIT Associates.
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         We own 100% of the shares of the following corporations:


Names of Subsidiaries                              State of Organization
---------------------                              ---------------------
Berdel, Inc.                                                 DE
Berfla, Inc.                                                 FL
Burren, Inc.                                                 FL
PR West Palm Inc.                                            FL
PR VA Regency Inc.                                           VA
PREIT-RUBIN, Inc.                                            DE
*The Rubin Organization-Illinois, Inc.                       IL

*By PREIT-RUBIN


         PREIT Associates is the sole beneficiary of the following Pennsylvania business trusts:

Name of Trust                                      State of Organization
-------------                                      ---------------------
PR Fox Run Trust                                            PA
PR Laurel Mall Trust                                        PA
PR Metroplex Trust                                          PA
PR Northeast Trust                                          PA
PR Oxford Valley Trust                                      PA
PR Palmer Park Trust                                        PA
PR Red Rose Trust                                           PA
PR Springfield Trust                                        PA
PR Warrington Trust                                         PA
PR Will-O-Hill Trust                                        PA
Trust #7000                                                 IL

         PREIT Associates has a member interest in the following limited liability companies:

Subsidiary LLC                   State of Organization         Percentage Owned
--------------                   ---------------------         ----------------
PREIT Services, LLC                        DE                         100
PR Christiana LLC                          DE                         100
PR Cobblestone LLC                         DE                         100
PR Concord LLC                             DE                         100
PR Countrywood LLC                         DE                         100
PR Forestville LLC                         DE                         100
PR Interstate Container LLC                DE                         100
PR Magnolia LLC                            DE                         100
PR Mandarin Conners LLC                    DE                         100
PR North Dartmouth LLC                     DE                         100
PR Regency Associates LLC                  DE                         100
PR Rio Mall LLC                            DE                         100
PR South Blanding LLC                      DE                         100
PR 8000 Airport Highway LLC                DE                         100
PR 8000 National Highway LLC               DE                         100
PR Paxton LLC                              PA                         100
PRDB Springfield LLC                       PA                         50
PR Woods LLC                               PA                         100
PR Festival LLC                            PA                         100
PR Northeast LLC                           PA                         100
PR Warrington LLC                          PA                         100
PR Titus LLC                               PA                         100
PR Berfla LLC                              DE                         100
PR PGPlaza LLC                             DE                         100
PR Fox Run Del LLC                         DE                         100
PR Berdel LLC                              DE                         100
PR Foulk Plaza LLC                         DE                         100
PR Will-O-Hill LLC                         PA                         100
CD Development LLC                         DE                         100
PR Prince George's Plaza LLC               DE                         100
PR Pembroke LLC                            DE                         100
PR Pembroke Manager LLC                    DE                         100
PR Red Rose LLC                            PA                         100
PR Metroplex East LLC                      PA                         100
PR Metroplex West LLC                      PA                         100
PR Kenwood Gardens LLC                     DE                         100
PR Kenwood Gardens Manager LLC             DE                         100
PR Marylander LLC                          DE                         100
PR Marylander Manager LLC                  DE                         100
PR Hidden Lakes LLC                        DE                         100
PR Hidden Lakes Manager LLC                DE                         100
PR Boca Palms LLC                          DE                         100
PR Boca Palms Manager LLC                  DE                         100
PR Florence LLC                            SC                         100
PR Delran LLC                              NJ                         100
PR New Garden LLC                          PA                         100
PR Dover LLC                               PA                         100
PR Franklin Township LLC                   NJ                         100
PR Red Rose LLC                            PA                         100